COLONIAL STOCK TRANSFER

"Quality & Service the way it used to be"

Statement

Colonial Stock Transfer Co, Inc.
66 Exchange Place, Suite 100
Salt Lake City, UT 84111
Phone: (801) 355-5740
www.colonialstock.com

FOMO CORP
1 E ERIE ST
STE 525 UNIT 2250
CHICAGO, IL 60611

STATEMENT DATE: **1/27/2022**
ACCOUNT NUMBER: **777-32**
COMPANY NAME: **GENBIO INC**

SUMMARY OF EQUITY HOLDINGS

Stock Type	Cert Shares	Book Shares	Free Trading Shares	Total Shares	Cost Basis
Common	0.00	40,000.00	0.00	40,000.00	$40,000.00

DETAILED HOLDINGS

	Book / Cert No	Stock Type	Date Issued	Shares	Rest Code	Cusip No	Cost Basis Information Lot Shares	Acquisition Date	Cost Basis
B	900031	Common	10/07/2021	25,000.00	R		25,000.00	10/2/2021	$25,000.00
B	900033	Common	01/27/2022	15,000.00	R		15,000.00	1/27/2022	$15,000.00

B = Book Entry
C = Certificate

Rest Code	Securities Legend
R	THE SHARES REPRESENTED BY THIS STATEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED EXCEPT (I) UPON EFFECTIVE REGISTRATION OF THE SECURITIES UNDER THE ACT AND OTHER APPLICABLE SECURITIES LAWS COVERING SUCH SECURITIES, OR (II) UPON ACCEPTANCE BY THE COMPANY OF AN OPINION OF COUNSEL IN SUCH FORM AND BY SUCH COUNSEL, OR OTHER DOCUMENTATION, AS IS SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

DISCLOSURES

This statement is your proof of ownership of the above-listed book entry securities. This statement of account will be deemed conclusive unless you advise us within 20 days after mailing or made available to you, of any discrepancies found. In order to transfer Book Entry shares, you will need to complete a transfer instruction letter from our website.

Notice: For detailed information about Colonial Stock Transfer's Privacy Policy, please visit our website at www.colonialstock.com/privacy.htm

Online Enrollment Instructions

As a shareholder you can register for online access to view your holdings, certify your taxpayer number, update your contact information, and more utilizing the following registration instructions:

1. Access the investor portal by navigating to www.colonialstock.com from an internet browser.
2. Click 'Login', then 'Shareholder Login'.
3. To register as a new user, click 'Register Account'
4. Enter your Account Id: 777-32
5. Enter your Web PIN: 578555
6. Follow the prompts to register your account.